UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                               FORM 8-K



                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported):  June 21, 2005



                          KAANAPALI LAND, LLC
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)



   Illinois                   0-50273             01-0731997
----------------            ------------     --------------------
(State or other)            (Commission      (IRS Employer
Jurisdiction of             File Number)     Identification No.)
Organization



         900 N. Michigan Avenue, Chicago, Illinois  60611-1575
         -----------------------------------------------------
                (Address of principal executive office)



  Registrant's telephone number, including area code:  (312) 915-1987
  -------------------------------------------------------------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]     Written communications pursuant to Rule 425 under the
           Securities Act (17 CFR 230.425)

  [  ]     Soliciting material pursuant to Rule 14a-12 under the
           Exchange Act (17 CFR 240.14a-12)

  [  ]     Pre-commencement communications pursuant to Rule 14d-2(b)
           under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]     Pre-commencement communications pursuant to Rule 13e-4(c)
           under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     On June 21, 2005 Kaanapali Land, LLC (the "Company") closed the sale of Lot 3 (an approximate 27 acre site in the North Beach area of Kaanapali) for a base purchase price of $22,500,000, pursuant to an option that an affiliate of the purchaser (which affiliate had previously purchased Lot 4 from the Company) held on the property. The purchase price was paid in cash (before closing costs and prorations) at closing. Pursuant to a purchase price adjustment agreement entered into at closing as required in the option agreement, the purchase price is subject to potential adjustment upward depending on the number of units permitted to be developed on Lot 3 and Lot 4 and the timing thereof.

     The purchaser's performance of its obligations under the purchase price adjustment agreement is secured by a mortgage in favor of NB Lot 3 and covering the property, which was filed at closing.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)   Financial Statements.  Not applicable.

     (b)   Pro Forma Financial Information - Narrative.

                 As a result of the sale of the property, after June 21, 2005, there will be no further general and administrative expenses (principally maintenance and real estate taxes) for Lot 3 in the consolidated financial statements of the Company, which for the Company's most recent fiscal year (the year ended December 31, 2004), was approximately $209,000. General and administrative expenses included in the three months ended March 31, 2005, in the Company's consolidated financial statement relating to Lot 3 were approximately $46,000. Additionally, as a result of such sale, there will be additional cash of approximately $22,500,000. There will be no further asset related to Note 3, which at March 31, 2005 consisted of Property, net of approximately $13,659,000.

     (c)   Exhibits.

           10.1 Lot 3 Option Agreement by and between NB Lot 3, LLC and Maui Beach Resort Limited Partnership dated August 5, 2003.

                               SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                            KAANAPALI LAND, LLC


                                  /s/ Gailen J. Hull
                                  ----------------------
                            By:   Gailen J. Hull
                                  Senior Vice President

                            Date: June 23, 2005